Exhibit 99.2

Fourth Quarter Fiscal 2022 Earnings Supplementary Information March 2023

What We Are

A MULTI-DIMENSIONAL SPORTS & ENTERTAINMENT COMPANY




INSPIRED
THE PERFECT 10



THEMED, EXPERIENTIAL DESTINATION ASSETS		MEDIA		GAMING
Themed Attractions Hospitality Live Entertainment	←	Original Content High-Profile Partnerships Sponsorships	→	Fantasy Sports eGaming Sports Betting

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Present & Future Revenue Streams

CREATING A MULTI-DIMENSIONAL ENTERTAINMENT & MEDIA COMPANY



Stadium
Waterpark
Hotels
Play-action Plaza & Retail
Centers for Excellence & Performance
Sports Complex
Sports Betting & Fantasy Sports
Sponsorships & Media
Synergistic Revenue Enhancement
HOFL
Destination-Based/Physical Assets
Offsite & Non-Physical Assets

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Don Shula’s American Kitchen O N E - O F - A - K I N D D I N I N G E X P E R I E N C E A T H A L L O F F A M E V I L L A G E

Financial Results K E Y F I N A N C I A L R E S U L T S ($ in millions, except per share data) Q4 FY22 Q4 FY21 Revenue $3.1 $3.0 Loss from Operations ($8.2) ($7.8) Adjusted EBITDA* ($5.5) ($4.5) Net (loss) income attributable to HOFRE shareholders ($18.5) $9.3 Net (loss) income per share, basic and diluted ($3.36) $8.64 *See page 10 for EBITDA and Adjusted EBITDA reconciliation. See page 9 for a statement regarding use of non - GAAP financial measures. 5

Debt Profile

RESTRUCTURED DEBT AND LENGTHENED MATURITIES


Q4 2021
Loan Maturity By Fiscal Year
Total Debt - $115.7M
Weighted Average Maturity – 5.7 years
Weighted Average Interest – 7.1%
$ in millions
$43.4
$0.0
$3.0
$27.7
$4.5
$37.2
FY22
FY23
FY24
FY25
FY26
Beyond FY26


Current Profile
Loan Maturity By Fiscal Year
Total Long-Term Obligations - $281.6M
Weighted Average Maturity* – 24.9 years
Weighted Average Interest – 8.2%
$ in millions
$16.7
$46.5
$30.9
$3.7
$14.3
$169.4
FY23
FY24
FY25
FY26
FY27
Beyond FY26

HOFV HAS LENGTHENED WEIGHTED AVERAGE MATURITY;
WEIGHTED AVERAGE INTEREST RATE HAS SLIGHTLY INCREASED WITH RISING RATES AND RECENT DEALS

*Weighted average maturity includes 99-year ground leases; weighted average maturity excluding ground leases is 11.1 years
Note: Current profile reflects amounts outstanding as of 12/31/22 plus TWAIN and Oakstreet ground leases, full draw of $10M Huntington loan and 2023 TIF; Amounts are in millions and may not add due to rounding.

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Financial Growth

SIGNIFICANT GROWTH IN FY2022

FY2021 Actual	FY2022 Actual	FY2023 Guidance
Revenue	**Revenue**	**Revenue**
$10.8M	$16.0M	75% YoY Growth
Adjusted EBITDA	**Adjusted EBITDA**	**Adjusted EBITDA**
$(22.4M)	$(25.3M)	60% YoY Improvement

REVENUE GROWTH FROM OPENING OF HALL OF FAME VILLAGE
INCREASED INVESTMENT IN FY22; INCREASING SCALE FOR FUTURE GROWTH

Note: Figures in Dollars and Millions

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Forward - Looking Statements Certain statements made herein are “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words and phrases such as “opportunity,” “future,” “will,” “goal,” “enable,” “pipeline,” “transition,” “move forward,” “towards,” “build out,” “coming” and “look forward” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the Company’s control, which could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements . Important factors that may affect actual results or outcomes include, among others, the Company’s ability to manage growth ; the Company’s ability to execute its business plan and meet its projections, including obtaining financing to construct planned facilities ; potential litigation involving the Company ; changes in applicable laws or regulations ; general economic and market conditions impacting demand for the Company’s products and services, and in particular economic and market conditions in the resort and entertainment industry ; the effects of the ongoing global coronavirus (COVID - 19 ) pandemic on capital markets, general economic conditions, unemployment and the Company’s liquidity, operations and personnel ; increased inflation ; the inability to maintain the listing of the Company’s shares on Nasdaq ; and those risks and uncertainties discussed from time to time in our reports and other public filings with the SEC . The Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . 8

Statement Regarding Use of Non - GAAP Financial Measures Hall of Fame Resort and Entertainment Company (“HOFV”) reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”) . The presentation includes references to the following non - GAAP financial measures : EBITDA and adjusted EBITDA . These are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance . Management believes that reporting these non - GAAP financial measures is useful to investors as these measures are representative of the Company’s performance and provide improved comparability of results . See the table below for the definitions of the non - GAAP financial measures referred to above and corresponding reconciliations of these non - GAAP financial measures to the most comparable GAAP financial measures . Non - GAAP financial measures should be viewed as additions to, and not as alternatives for the Company’s results prepared in accordance with GAAP . In addition, the non - GAAP measures the Company uses may differ from non - GAAP measures used by other companies, and other companies may not define the non - GAAP measures the Company uses in the same way . 9 Additional Information The following trademarks and corresponding logos are the trademarks of their respective owners: Pro Football Hall of Fame, ForeverLawn, Johnson Controls PLC, Las Vegas Raiders, Jacksonville Jaguars, Pittsburgh Steelers, and Constellation Energy.

Non - GAAP Reconciliation Note: Amounts may not add due to rounding 10 Adjusted EBITDA reconciliation ($ in millions) 3 Months Ended December 31, 2022 3 Months Ended December 31, 2021 12 Months Ended December 31, 2022 12 Months Ended December 31, 2021 Net (loss) income attributable to HOFRE stockholders ($18.5) $9.3 ($46.9) ($93.1) (Benefit from) provision for income taxes - - - - Interest expense 1.6 0.6 5.4 3.6 Depreciation expense 2.6 3.3 12.0 12.2 Amortization of note discounts 2.6 1.4 6.3 5.2 EBITDA ($11.7) $14.7 ($23.3) ($72.2) Loss (gain) on extinguishment 6.2 - 6.4 (0.4) Impairment expense - - - 1.7 Change in fair value of warrant liability (0.4) (19.5) (9.4) 48.1 Change in fair value of interest rate swap 0.1 - 0.2 - Preferred stock dividends 0.3 0.4 1.1 0.7 Non - controlling interest 0.1 (0.1) (0.3) (0.4) Adjusted EBITDA ($5.5) ($4.5) ($25.3) ($22.4)

Who We Are W H A T W E D O As a world - class resort and sports entertainment company, we do what no other company can through our unique brand partnerships and direct access to exclusive content. By doing this, we create exceptional experiences across multiple platforms that honor the past and inspire the future. With this unwavering purpose, we strive to maximize shareholder value and pursue excellence. Honor the Past, Inspire the Future 11

Inspiring unique and exhilarating sports and entertainment experiences that maximize growth and fan engagement. We create exceptional sports - inspired destination, media, and gaming experiences that uniquely leverage brand partnerships and direct access to exclusive content. V I S I O N M I S S I O N V A L U E S With our connection to sport, we exemplify these values: Inspiration, Teamwork, Respect, Integrity, Excellence 12

For more information, please contact: Investor Relations (330)458 - 9176 Investor.Relations@hofreco.com 2626 Fulton Drive NW Canton, OH 44718 https://ir.hofreco.com